Exhibit 10.3

PLACEMENT AGENCY AGREEMENT

March 19, 2015

Introduction. Subject to the terms and conditions herein (this "Agreement"), Pershing Gold Corp., a Nevada corporation (the "Company"), hereby agrees to sell up to an aggregate of a minimum of $1,000,000 of its units (the "Minimum Offering") and a maximum of $15,000,000 of its units (the "Maximum Offering"), which may be increased at the election of the Company up to $30,000,000 (the “Increased Maximum Offering”), with each unit (a "Unit") consisting of: (i) one share of common stock, par value $0.0001 per share (the "Unit Shares"), and (ii) one warrant (an "Investor Warrant") to purchase 0.4 of one share of Common Stock at an exercise price of $0.44 per share (the "Investor Warrant Shares" and, together with the Unit Shares and the Investor Warrants, the "Securities"). The Securities are being sold directly to a limited number of "accredited investors" (each, an "Investor" and, collectively, the "Investors") as such term is defined in Rule 501 of Regulation D ("Regulation D") promulgated under the Securities Act of 1933, as amended (the "Securities Act") through Noble Financial Capital Markets (the "Placement Agent"). The purchase price to the Investors for each Unit is $0.325. Each Investor Warrant will be exercisable on a cash or cashless basis (at the sole discretion of the holder) until a registration statement covering the shares of Common Stock underlying the Investor Warrants has been declared effective and thereafter for cash only; provided that if such registration statement is no longer effective, then the holders will again have the option (at their sole discretion) to exercise on a cashless or cash basis. The Investor Warrants expire twenty four (24) months from issuance.

The Placement Agent may retain other brokers or dealers to act as sub-agents or selected-dealers on its behalf in connection with the Offering (as defined below). The Securities are being offered pursuant to an Amended and Restated Confidential Private Placement Memorandum, dated March 9, 2015, together with the exhibits and attachments thereto and any amendments or supplements thereto prepared and furnished by the Company (the "Memorandum"). The Subscription Agreement, Registration Rights Agreement and Warrant attached to the Memorandum are referred to herein collectively as the “Subscription Documents”.

The Company and the Placement Agent hereby confirm their agreement as follows:

Section 1. Agreement to Act as Placement Agent.

(a)          On the basis of the representations, warranties and agreements of the Company herein contained, and subject to all the terms and conditions of this Agreement, the Placement Agent shall be the exclusive Placement Agent (together with the subagents engaged by Placement Agent as set forth on Exhibit A (the “Subagents”)) in connection with the offering and sale by the Company of the Securities pursuant to the Subscription Documents (collectively, the "Offering"), with the terms of the Offering to be set forth in the Memorandum and the Subscription Documents. The Placement Agent will act on a reasonable "best efforts basis" and the Company agrees and acknowledges that there is no guarantee of the successful placement of the Securities, or any portion thereof, in the prospective Offering. Under no circumstances will the Placement Agent or any of its "Affiliates" (as defined below) be obligated to underwrite or purchase any of the Securities for its own account or otherwise provide any financing. The Placement Agent shall act solely as the Company's agent and not as principal. The Placement Agent shall have no authority to bind the Company with respect to any prospective offer to purchase the Securities and the Company shall have the sole right to accept offers to purchase Securities and may reject any such offer, in whole or in part. Subject to the terms and conditions hereof, payment of the purchase price for, and delivery of, the Securities shall be made at one or more closings (each a "Closing" and the date on which each Closing occurs, a "Closing Date") provided the Minimum Offering is met. As compensation for services rendered, on each Closing Date, the Company shall pay to or on behalf of the Placement Agent the fees and expenses set forth below:

1.          To the Placement Agent, $25,000.00 non-refundable cash retainer due immediately upon execution of the Engagement Letter between the Placement Agent and the Company dated February 20, 2015 (the “Engagement Letter”).

2.          To the Placement Agent, $200,000 cash fee (the “Placement Fee”), payable by wire, at the first closing of a sale of the Securities.

3.          At each closing (“Closing”) of any sale of the Securities to purchasers,

(i)          on behalf of the Placement Agent, a cash fee to each Subagent (the “Subagent Fee”), payable by wire, equal to 8% of the aggregate gross proceeds received from a sale of the Securities to any purchasers introduced by such Subagent, other than the Company Investors and the Honig Investors, each as defined below, provided that Subagents shall receive no fees in respect of the funds raised from Barry Honig, his family and affiliated entities or Dr. Frost as listed on Schedule 1 hereto (the “Honig Investors”) or from investors introduced by the Company (the “Company Investors”); and

(ii)         to the Placement Agent, one or more warrants (the “Placement Agent Warrants”) to purchase common stock equal to 2% of the number of shares of the Company’s common stock issued and sold to investors other than the Company Investors and the Honig Investors and, on behalf of the Placement Agent, one or more warrants to each Subagent (the “Subagent Warrants”) equal to 8% of the number of shares of the Company’s common stock issued and sold to any purchasers introduced by such Subagent provided that Placement Agent and Subagents shall not be entitled to warrant coverage for shares purchased by the Honig Investors or the Company Investors. The Placement Agent Warrants and the Subagent Warrants will have a term of 30 months and have an exercise price equal to that of the shares issued in the Placement. The Placement Agent Warrants and the Subagent Warrants will be exercisable on a cash or cashless basis until a registration statement covering the shares underlying the Placement Agent Warrants and the Subagent Warrants has been declared effective, and thereafter for cash only; provided that if such registration statement is no longer effective, the holder will again have the option to exercise on a cashless or cash basis. The Placement Agent Warrants and the Subagent Warrants will not be transferable for one year from the date of issuance, except as permitted by the Financial Industry Regulatory Authority (“FINRA”) Rule 5110(g)(1). Placement Agent shall also be granted one time piggyback registration rights with respect to the shares underlying the Placement Agent Warrants and Subagent Warrants.

(b)          The Company will pay Placement Agent up to $25,000 for its reasonably incurred and documented placement agent legal fees. Other reasonably incurred transaction related expenses, including out of pocket expenses, will also be reimbursed.

(c)          The term of the Placement Agent's exclusive engagement will be until the earlier of the completion of the Offering or April 21, 2015 (the "Term"), which term may be extended for an additional 30 days at the sole discretion of the Company; provided, however, that either party hereto may terminate the engagement at any time upon 10 days written notice to the other party. Notwithstanding anything to the contrary contained herein, the provisions concerning confidentiality, indemnification and contribution contained herein and the Company's obligations contained in the indemnification provisions will survive any expiration or termination of this Agreement, and the Company's obligation to pay fees actually earned and payable and to reimburse expenses actually incurred and reimbursable pursuant to Section 1 hereof and which are permitted to be reimbursed under FINRA rules, will survive any expiration or termination of this Agreement. Nothing in this Agreement shall be construed to limit the ability of the Placement Agent or its Affiliates to pursue, investigate, analyze, invest in, or engage in investment banking, financial advisory or any other business relationship with Persons (as defined below) other than the Company. As used herein (i) "Persons" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind and (ii) "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act of 1933, as amended (the "Securities Act").

(d)          Until each Closing is held, all subscription funds received shall be held by an escrow agent to be selected by Placement Agent, subject to the approval of Company (the "Escrow Agent"). Placement Agent shall not have any independent obligation to verify the accuracy or completeness of any information contained in any Subscription Documents or the authenticity, sufficiency or validity of any check delivered by any prospective Investor in payment for the Securities, nor shall Placement Agent incur any liability with respect to any such verification or failure to verify, unless it had actual knowledge that any information in the Subscription Documents was untrue. All subscription checks and funds shall be promptly and directly delivered without offset or deduction to the Escrow Agent.

Section 2. Representations, Warranties and Covenants of the Company. The Company hereby represents, warrants and covenants to the Placement Agent as of the date hereof, and as of each Closing Date, as follows:

(a)          Offering Materials. Neither the Company nor any of its directors and officers has distributed and none of them will distribute, prior to each Closing Date, any offering material in connection with the offering and sale of the Securities other than the Memorandum and materials that have been approved by the Placement Agent and its counsel.

(b)          Subsidiaries. All of the direct and indirect subsidiaries of the Company (the "Subsidiaries") are set forth in the Memorandum. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any liens, charges, security interests, encumbrances, rights of first refusal, preemptive rights or other restrictions (collectively, "Liens"), and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(c)          Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation nor in default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of this Agreement or any other agreement entered into between the Company and the Investors, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under this Agreement or the transactions contemplated under the Memorandum (any of(i), (ii) or (iii), a "Material Adverse Effect") and no action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened ("Proceeding") has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

(d)          Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and the Subscription Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby and under the Subscription Documents have been (or, prior to the commencement of the offering, will have been) duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company's Board of Directors (the "Board of Directors") or the Company's stockholders in connection therewith other than in connection with the Required Approvals (as defined below). This Agreement has been duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

(e)          No Conflicts. The execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Subscription Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation and bylaws, or other organizational or charter documents (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

(f)          Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Agreement and the transactions contemplated pursuant to the Subscription Documents, other than such filings as are required to be made under applicable state securities laws a set forth in Section 4(b) (collectively, the "Required Approvals").

(g)          Issuance of the Securities; Registration. The Securities are duly authorized and, when issued and paid for in accordance with the Subscription Documents, will be duly and validly issued, fully paid and non-assessable, and the Securities shall be free and clear of all Liens imposed by the Company. The Investor Warrant Shares and the shares underlying the Placement Agent Warrants and Subagent Warrants when issued in accordance with their respective terms, will be validly issued, fully paid and non-assessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock, the maximum number of shares of Common Stock issuable pursuant to the Subscription Documents.

(h)          Capitalization. The capitalization of the Company is as set forth in the Memorandum. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than the issuance of Common Stock or other equity grants to officers, directors, employees and/or consultants under existing equity compensation plans of the Company, the issuance of 150,000 warrants to consultants, and Common Stock issued pursuant to the exercise of securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time any Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock ("Common Stock Equivalents") outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Memorandum, except for Laidlaw’s rights pursuant to the Engagement Letter between Laidlaw and the Company dated July 22, 2014. Except as a result of the purchase and sale of the Securities and as otherwise set forth in Memorandum or the SEC Reports (as defined below), there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Investors) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and non-assessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. Except as otherwise described in the SEC Reports or the Memorandum, there are no stockholders agreements, voting agreements or other similar agreements with respect to the Company's capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company's stockholders.

(i)          SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the aggregate and in the light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of Commission (the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(j)          Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity compensation plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by the Offering, no event, liability, fact, circumstance, occurrence or development has occurred or exists or is reasonably expected to occur or exist with respect to the Company or its Subsidiaries or their respective business, prospects, properties, operations, assets or financial condition that would be required to be disclosed by the Company under applicable securities laws as of the date of each Closing that has not been publicly disclosed at least one Trading Day prior to such Closing.

(k)          Litigation. Except as disclosed in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which (i) adversely affects or challenges the legality, validity or enforceability of any of this Agreement and the transactions contemplated pursuant to the Memorandum or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a final determination of violation of or liability under federal or state securities laws or of breach of fiduciary duty. To the knowledge of the Company, there has not been and is not pending or contemplated any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

(l)          Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company's or its Subsidiaries' employees is a member of a union that relates to such employee's relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state and local laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(m)          Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree or order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

(n)          Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations, permits, and licenses issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted, except where the failure to possess such permits or licenses could not reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(o)          Title to Real Property; Liens, Etc. Except as described in the SEC Reports, each of the Company and the Company's subsidiary, Gold Acquisition Corp., a Nevada corporation ("GAC") has record title to the unpatented mining claims ("Mining Claims") and unpatented millsites ("Millsites") it owns, and record title to its leasehold and subleasehold interests in real property (the "Leasehold Estates"), in each case subject to no Encumbrances, other than (a) the material production royalties disclosed in the SEC Reports or in the Memorandum, (b) Encumbrances resulting from taxes which have not yet become delinquent; and (c) Encumbrances which do not materially detract from the value of the property subject thereto or materially impair the operations of the Company; and (d) those that have otherwise arisen in the ordinary course of business, none of which are material; and, with respect to the Mining Claims and Millsites, subject to the paramount title of the United States of America and the statutory rights of third parties to use the surface of the Mining Claims and Millsites and to explore for and develop federal leasable minerals. Each of the Company and GAC is in compliance with all material terms of each lease or sublease of real property to which it is a party or is otherwise bound. Nothing in this Section, however, shall be deemed to be a representation or a warranty that any of the Mining Claims contains a discovery of valuable minerals. The Company has good and marketable title to the personal property owned by it.

(p)          Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the knowledge of the Company, all such Intellectual Property Rights are enforceable. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(q)          Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

(r)          Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company, and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

(s)          Sarbanes-Oxley; Internal Accounting Controls. The Company is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002 that are effective as of the date hereof, and any and all applicable rules and regulations promulgated by the Commission thereunder that are effective as of the date hereof and as of each Closing Date except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Under the supervision and with the participation of management, including the Company's Chief Executive Officer and Vice President of Finance, the Company assessed the effectiveness of its internal control over financial reporting as of December 31, 2013. In making this assessment, management used the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control—Integrated Framework. Based on the Company's assessment, and as set forth in its Annual Report on Form 10-K for the year ended December 31, 2013 filed with the SEC on March 26, 2014, management has concluded that, as of December 31, 2013 (the "Evaluation Date"), the Company's internal control over financial reporting is effective based upon these criteria. Since the Evaluation Date, there have been no changes in the Company's internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company's internal control over financial reporting.

(t)          Certain Fees. Except to the Placement Agent and any subagent, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Memorandum. The Investors shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement and the transactions contemplated pursuant to the Memorandum.

(u)          Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or become an Affiliate of an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an "investment company" subject to registration under the Investment Company Act of 1940, as amended.

(v)         Registration Rights. No Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company, except as set forth in the SEC Reports or the Memorandum.

(w)          Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from the OTCQB to the effect that the Company is not in compliance with the rules or regulations of the OTCQB. To the Company's knowledge it is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such rules and regulations of the OTCQB.

(x)          Application of Takeover Protections. The Company has taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Investors as a result of the Investors and the Company fulfilling their obligations or exercising their rights in connection with the transactions contemplated pursuant to the Memorandum, including without limitation as a result of the Company's issuance of the Securities and the Investors' ownership of the Securities.

(y)          Disclosure. Except with respect to the material terms and conditions of the Offering, the Company confirms that neither it nor to its knowledge any other Person acting on its behalf has provided any of the Investors or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information which is not otherwise disclosed in the SEC Reports. The Company understands and confirms that the Investors will rely on the foregoing representation in purchasing the Units. All of the disclosure furnished by or on behalf of the Company to the Investors regarding the Company, its business and the transactions contemplated hereby is true and correct and, when taken in the aggregate, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole together with the SEC Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements, in light of the circumstances under which they were made and when made, not misleading.

(z)          No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of any applicable shareholder approval provisions of the OTCQB.

(aa)         Tax Status. Each of the Company and its Subsidiaries has filed all U.S. federal, state, local and foreign tax returns which are required to be filed by each of them and all such returns are true and correct in all material respects, except for such failures to file which could not reasonably be expected to have a Material Adverse Effect. The Company and each Subsidiary has paid all taxes pursuant to such returns or pursuant to any assessments received by any of them or by which any of them is obligated to withhold from amounts owing to any employee, creditor or third party except where not reasonably expected to have a Material Adverse Effect. The Company and each Subsidiary has properly accrued all taxes required to be accrued and/or paid, except where the failure to accrue would not have a Material Adverse Effect. To the knowledge of the Company, the tax returns of the Company and its Subsidiaries are not currently being audited by any state, local or federal authorities. Neither the Company nor any Subsidiary has waived any statute of limitations with respect to taxes or agreed to any extension of time with respect to any tax assessment or deficiency. The Company has set aside on its books adequate provision for the payment of any unpaid taxes except where not reasonably expected to have a Material Adverse Effect.

(bb)         Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law, or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

(cc)         Accountants. The Company's accounting firm is set forth in the SEC Reports. Such accounting firm is a registered public accounting firm as required by the Exchange Act.

(dd)         Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or, paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agent in connection with the Offering.

(ee)         Office of Foreign Assets Control. Neither the Company nor, to the Company's

knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department ("OFAC").

(ff)          U.S. Real Property Holding Corporation. The Company is not and has never been a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and the Company shall so certify upon Investor's request.

(gg)         Bank Holding Company Act. Neither the Company nor any of its Subsidiaries or Affiliates is subject to the Bank Holding Company Act of 1956, as amended (the "BHCA") and to regulation by the Board of Governors of the Federal Reserve System (the "Federal Reserve"). Neither the Company nor any of its Subsidiaries or Affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries or Affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(hh)         Money Laundering. The operations of the Company are and have been conducted at all times in compliance with applicable financial record-keeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, applicable money laundering statutes and applicable rules and regulations thereunder (collectively, the "Money Laundering Laws"), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened.

(ii)           Certificates. Any certificate signed by an officer of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent as to the matters set forth therein.

(jj)           Reliance. The Company acknowledges that the Placement Agent will rely upon the accuracy and truthfulness of the foregoing representations and warranties and hereby consents to such reliance.

(kk)        General Solicitation Materials. In connection with the Offering, the Company has not published, distributed, issued, posted or otherwise used or employed and shall not publish, distribute, issue, post or otherwise use or employ (i) any form of general solicitation or advertising within the meaning of Rule 502 under the Securities Act ("General Solicitation"), or (ii) any General Solicitation that constitutes a written communication within the meaning of Rule 405 under the Securities Act.

(ll)          Amendments or Supplements to Written General Solicitation Materials. The Company will furnish a copy of any amendment or supplement to a Written General Solicitation Material to the Placement Agent and counsel for the Placement Agent and obtain the Placement Agent's written consent prior to any publication, distribution, issuance, posting or other use or employment of any such amendment or supplement.

(mm)       Notice to Placement Agent. If at any time after the date hereof and prior to a Closing, any event shall have occurred as a result of which any Written General Solicitation Material, as then amended or supplemented, would conflict with the information in the Memorandum, or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall become necessary to amend or supplement any Written General Solicitation Material, the Company shall promptly notify the Placement Agent and upon its request, shall use its best efforts to ensure that all purchasers or expected purchasers of the Securities receive corrected Written General Solicitation Materials.

(nn)         Investors. The Company represents, warrants and agrees that all sales of Securities shall be made only to "accredited investors" (as such term is defined in Rule 501 of Regulation D under the Securities Act), and that it will obtain from each Investor a Subscription Agreement that contains Investor representations concerning each Investor's status as an accredited investor.

(oo)         No Disqualification Events. To the knowledge of the Company, none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the Offering, any beneficial owner of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale nor any compensated solicitor or any director, executive officer, other officer of the compensated solicitor participating in the Offering, (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Placement Agent a copy of any disclosures provided thereunder.

(pp)         Notice of Disqualification Events. The Company will notify the Placement Agent in writing, prior to a Closing Date of any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(qq)         Sufficient Capital. The Company's directors and executive officers have determined that the proceeds from the Offering, assuming receipt of the Maximum Offering or Increased Maximum Offering, plus cash on hand, will provide sufficient working capital for the Company's ongoing operations at approximately current expenditure levels for 6 to 18 months from the Closing of the Offering.

(rr)           FINRA Affiliations. There are no affiliations with any FINRA member firm among the Company's officers, directors or, to the knowledge of the Company, any five percent (5%) or greater stockholder of the Company.

(ss)         Solvency. Based on the consolidated financial condition of the Company as of each Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities pursuant to the Memorandum, (i) the fair saleable value of the Company's assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature, and (ii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from each Closing Date. The SEC Reports sets forth as of the date hereof all outstanding secured and unsecured Indebtedness of the Company or any Subsidiary, or for which the Company or any Subsidiary has commitments. For the purposes of this Agreement, "Indebtedness" means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company's balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness.

Section 3.           Delivery and Payment. Each Closing shall occur at such place as shall be agreed upon by the Placement Agent and the Company). Subject to the terms and conditions hereof, at each Closing payment of the purchase price for the Securities sold on such Closing Date shall be made by Federal Funds wire transfer or check against delivery of such Securities, and such Securities shall be registered in such name or names and shall be in such denominations, as the Placement Agent may request at least one business day before the time of purchase.

Deliveries of the documents with respect to the purchase of the Securities, if any, shall be made at the offices of Placement Agent. All actions taken at a Closing shall be deemed to have occurred simultaneously.

Section 4.           Covenants and Agreements of the Company. The Company further covenants and agrees with the Placement Agent as follows:

(a)          Blue Sky Compliance. The Company will cooperate with the Placement Agent and the Investors in endeavoring to qualify the Securities for sale under the securities laws of such United States jurisdictions as the Placement Agent and the Investors may reasonably request and will make such applications, file such documents, and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent, and provided further that the Company shall not be required to produce any new disclosure documents. The Company will, from time to time, prepare and file such statements, reports and other documents as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request for distribution of the Securities. The Company will advise the Placement Agent promptly after the Company is notified (or other has knowledge of) of the suspension of the qualification or registration of (or any such exemption relating to) the Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(b)          Amendments, Supplements and Other Matters. The Company will comply with the Securities Act and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Securities and other shares of Common Stock as contemplated in this Agreement and the Subscription Documents.

The Company represents and warrants to Placement Agent that all information concerning the Company contained in the Memorandum is true, complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in light of the circumstances under which such statements are made. If at any time during the Term an event occurs which would cause the Memorandum to contain an untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company will notify Placement Agent immediately of such event, and promptly prepare an appropriate amendment or supplement to the Memorandum. Before finalizing any amendment to the Memorandum, the Company will furnish the Placement Agent with a copy of such proposed amendment or supplement and will not distribute any such amendment or supplement to which the Placement Agent reasonably objects. If the Placement Agent unreasonably objects to any amendment that the Company deems necessary, the Company has the right to terminate the Term, and to terminate the sale of any Securities and in the event of a material change the investors will have the right to rescind their subscription and the Placement Agent may terminate the Offering.

(c)          Copies of any Amendments and Supplements to the Memorandum. The Company will furnish the Placement Agent, without charge, during the Term, as many copies of the Memorandum as the Placement Agent may reasonably request.

(d)          Periodic Reporting Obligations. For as long as the Investor Warrants remain outstanding, the Company will duly file, on a timely basis, with the Commission all reports and documents required to be filed under the Exchange Act within the time periods and in the manner required by the Exchange Act.

(e)          Transfer Agent. The Company will maintain, at its expense, a DWAC, fast-

eligible registrar and transfer agent for the Common Stock.

(f)           Additional Documents. The Company will enter into a subscription agreement with each Investor (the "Subscription Agreement") and other transaction documents to be entered into pursuant to the Subscription Agreement, which form of subscription agreement has been reviewed by and is acceptable to the Placement Agent and the Company. The Company agrees that the Placement Agent may rely upon, and is a third party beneficiary of, the representations and warranties, and applicable covenants, set forth in the Subscription Agreement.

(g)          No Manipulation of Price. The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or might reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company during the Term.

(h)          Acknowledgment. The Company acknowledges that any advice given by the Placement Agent to the Company is solely for the benefit and use of the management and Board of Directors of the Company and may not be used, reproduced, disseminated, quoted or referred to, without the Placement Agent's prior written consent.

Section 5.           Conditions of the Obligations of the Placement Agent. The obligations of the Placement Agent hereunder shall be subject to the accuracy of the representations and warranties on the part of the Company set forth in Section 2 hereof, in each case as of the date hereof and as of each Closing Date as though then made, to the timely performance by each of the Company of its covenants and other obligations hereunder on and as of such dates, and to each of the following additional conditions:

(a)          Corporate Proceedings. All corporate proceedings and other legal matters in connection with this Agreement the Memorandum, and the sale and delivery of the Securities, shall have been completed or resolved in a manner reasonably satisfactory to the Placement Agent, and the Placement Agent shall have been furnished with such papers and information as it may reasonably have requested in writing before the date of this Agreement to enable such Placement Agent to pass upon the matters referred to in this Section 5.

(b)          No Material Adverse Change. Subsequent to the execution and delivery of this Agreement and prior to each Closing Date, in the Placement Agent's sole judgment after consultation with the Company, there shall not have occurred any Material Adverse Change or Material Adverse Effect.

(c)          Opinion of Counsel for the Company. The Placement Agent shall have received on each Closing Date the favorable opinion of US legal counsel to the Company, dated as of such Closing Date, addressed to the Placement Agent and the Investor(s) whose subscription are included in the Closing, and in form and substance satisfactory to the Placement Agent.

(d)          Officers' Certificate. The Placement Agent shall have received on each Closing Date a certificate of the Company, dated as of such Closing Date, signed by the Chief Executive Officer and Chief Financial Officer of the Company, to the effect that, and the Placement Agent shall be satisfied that, the signers of such certificate have reviewed Memorandum and this Agreement and to the further effect (but not limited to) that:

(i)          The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of such Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such Closing Date;

(ii)         No order having the effect of ceasing or suspending the distribution of the Securities or any other securities of the Company has been issued by the SEC and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, contemplated by the SEC; and

(iii)        Subsequent to the respective dates as of which information is given in the Memorandum, there has not been: (a) any Material Adverse Change; (b) any transaction that is material to the Company and the Subsidiaries taken as a whole, except transactions entered into in the ordinary course of business; (c) any obligation, direct or contingent, that is material to the Company and the Subsidiaries taken as a whole, incurred by the Company or any Subsidiary, except obligations incurred in the ordinary course of business; (d) any material change in the capital stock (except changes thereto resulting from the exercise of outstanding stock options or warrants) or outstanding indebtedness of the Company or any Subsidiary; (e) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company; or (f) any loss or damage (whether or not insured) to the property of the Company or any Subsidiary which has been sustained or will have been sustained which has a Material Adverse Effect.

(e)          Registration Rights. The Company will be required to file within 45 days of the date of the final closing of the Offering (the "Filing Deadline") a registration statement (the "Registration Statement") registering for resale all shares of Common Stock of the Company issued as part of the Units and all shares of shares of Common Stock of the Company issuable upon exercise of the Investor Warrants. The Company agrees to use its reasonable best efforts to have the Registration Statement declared effective within 30 days of being notified by the SEC that the Registration Statement will not be reviewed by the SEC (and in such case of no SEC review, not later than 60 days after the Filing Deadline) or within 180 days after the Filing Deadline in the event the SEC provides comments to the Registration Statement. The Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Common Stock under the Exchange Act or delisting or suspending from trading the Common Stock from the OTCQB.

(f)          Additional Documents. On or before each Closing Date, the Placement Agent shall have received such information and documents as it may require for the purposes of enabling them to pass upon the issuance and sale of the Securities as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained.

If any condition specified in this Section 5 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Placement Agent by notice to the Company at any time on or prior to a Closing Date, which termination shall be without liability on the part of any party to any other party, except that Section 7 (Payment of Expenses), Section 8 (Indemnification and Contribution) and Section 9 (Representations and Indemnities to Survive Delivery) shall at all times be effective and shall survive such termination.

Section 6. Covenants and Agreements of the Placement Agent. The Placement Agent represents, warrants, covenants and agrees with the Company:

(a)          (i)          Offers of the Securities by the Placement Agent for sale by the Company have been and will be made only in such jurisdictions in which: (i) the Placement Agent is a registered broker-dealer or exempted from the jurisdiction's broker-dealer registration requirements; and (ii) the Placement Agent has been advised by its counsel that the offering and sale of the Securities is registered under, or is exempt from registration under, applicable laws.

(ii)         Offers of the Securities by the Placement Agent for sale by the Company will be made (A) in the United States to solely "accredited investors" (as such term is defined in Rule 501(a) of Regulation D under the Securities Act) ("U.S. Accredited Investor") in compliance with the provisions of Rule 506 of Regulation D under the Securities Act and Section 4(a)(2) of the Securities Act and (B) outside the United States in compliance with the provisions of Rule 903 of Regulation S under the Securities Act. Immediately prior to making any offer of Securities to any person in the United States, based solely upon information provided to the Placement Agent by each offeree, the Placement Agent had reasonable grounds to believe and did believe that each offeree was a U.S. Accredited Investor. All offers will only be made to accredited investors as such term is defined under National Instrument 45-106 - Prospectus and Registration Exemptions. The Placement Agent shall furnish to each Investor a copy of the Memorandum at the time it offers the Securities to such Investor.

(b)          Placement Agent has not distributed and will not distribute, prior to each Closing Date, any offering material in connection with the offering and sale of the Securities other than the Memorandum and materials that have been approved by the Company and its counsel.

(c)          The Placement Agent was and will be, on the date of each offer of Securities and subsequent sale of Securities by the Company: (i) a registered broker-dealer under the Securities Exchange Act of 1934, as amended; (ii) a member in good standing of FINRA; and (iii) registered as a broker-dealer in each jurisdiction in which it is required to be registered as such in order to offer the Securities for sale by the Company in such jurisdiction.

(d)          The Placement Agent will periodically notify the Company of the jurisdictions in which it intends the Securities to be offered by it or will be offered by it pursuant to this Agreement, and will periodically notify the Company of the status of the Offering conducted pursuant to this Agreement.

(e)          The Placement Agent has not entered, and will not enter, into any other contractual arrangement with respect to the offer of the Securities with any third party without the written consent of the Company, such consent not to be unreasonably withheld.

(f)          Offers of Securities by the Placement Agent have not been and shall not be made (i) by any form of "general solicitation or general advertising" (as such term is used in Rule 502(c) of Regulation D under the Securities Act), or (ii) in any manner involving a public offering within the meaning of Section 4(a)(2) of the Securities Act.

(f)          The Placement Agent represents and warrants that none of it, or any of its directors, executive officers, general partners, managing members or other officers participating in the offering of the Securities (each, an "Agent Covered Person" and, together, "Agent Covered Persons"), is subject to any of the "Bad Actor" disqualification described in Rule 506(d)(1) of Regulation D under the Securities Act (a "Disqualification Event") except for a Disqualification Event (i) covered by Rule 506(d)(2)(i) of Regulation D under the Securities Act and (ii) a description of which has been furnished in writing to the Company prior to the date hereof or, in the case of a Disqualification Event occurring after the date hereof, prior to any closing date of the Offering.

(g)          The Placement Agent represents and warrants that it is not aware of any person (other than any Agent Covered Person) that has been or will be paid (directly or indirectly) remuneration for solicitation of purchasers in connection with the sale of any Securities pursuant to Rule 506(b) of Regulation D under the Securities Act. The Placement Agent agrees that it will notify the Company, prior to any closing of the Offering, of any agreement entered into between the Placement Agent and any such person in connection with such sale.

(h)          The Placement Agent agrees that it will notify the Company, in writing, prior to any closing of the Offering, of (i) any Disqualification Event relating to any Agent Covered Person not previously disclosed to the Company in accordance with the immediately preceding two paragraphs, and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Agent Covered Person.

(i)           (i)          The Placement Agent acknowledges that the Placement Agent Warrants and Subagent Warrants and the underlying shares have not been registered under the Securities Act or the securities laws of any state of the United States, will be "restricted securities" (as such term is defined in Rule 144(a)(3) under the Securities Act) and may not be transferred unless registered under the Securities Act or an exemption from such registration is available, and will bear a legend to that effect. The Placement Agent also confirms that it is a U.S. Accredited Investor.

Section 7. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred by the Company in connection with the performance of its obligations hereunder and in connection with the transactions contemplated by Offering, including, without limitation: (i) all expenses incident to the issuance, delivery and qualification of the Securities (including all printing and engraving costs); (ii) all fees and expenses of the registrar and transfer agent of the Common Stock; (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Securities; (iv) all fees and expenses of the Company's counsel, independent public or certified public accountants and other advisors; (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Memorandum, and all amendments and supplements thereto; and (vi) all filing fees, reasonable attorneys' fees and expenses incurred by the Company and/or the Placement Agent in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Securities for offer and sale under the state securities or blue sky laws or the securities laws of any other country, and any supplements thereto.

Section 8. Indemnification and Contribution.

(a)          The Company agrees to indemnify and hold harmless the Placement Agent, its affiliates and each person controlling the Placement Agent (within the meaning of Section 15 of the Securities Act), and the directors, officers, agents and employees of the Placement Agent, its affiliates and each such controlling person (the Placement Agent, and each such entity or person, an "Indemnified Person") from and against any losses, claims, damages, judgments, assessments, costs and other liabilities (collectively, the "Liabilities"), and shall reimburse each Indemnified Person for all fees and expenses (including the reasonable fees and expenses of one counsel for all Indemnified Persons, except as otherwise expressly provided herein) (collectively, the "Expenses") as they are incurred by an Indemnified Person in investigating, preparing, pursuing or defending any Actions, whether or not any Indemnified Person is a party thereto, (i) caused by a breach by the Company of any of its representations, warranties or covenants contained in this Agreement or in any certificate delivered by or on behalf of the Company to Placement Agent or its affiliates in connection with this Agreement, (ii) caused by, or arising out of or in connection with, any untrue statement or alleged untrue statement of a material fact contained in the Memorandum or by any omission or alleged omission to state therein a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (other than untrue statements or alleged untrue statements in, or omissions or alleged omissions from, information relating to an Indemnified Person furnished in writing by or on behalf of such Indemnified Person expressly for use in such documents) or (iii) otherwise arising out of or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated thereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions; provided, however, that, in the case of clause (iii) only, the Company shall not be responsible for any Liabilities or Expenses of any Indemnified Person that have resulted primarily from such Indemnified Person's (x) gross negligence, bad faith, willful misconduct or violation of law in connection with any of the advice, actions, inactions or services referred to above or (y) use of any offering materials or information concerning the Company in connection with the offer or sale of the Securities in the Offering which were not authorized for such use by the Company. The Company also agrees to reimburse each Indemnified Person for all Expenses as they are incurred in connection with enforcing such Indemnified Person's rights under this Agreement.

(b)          Upon receipt by an Indemnified Person of actual notice of an Action against such Indemnified Person with respect to which indemnity may be sought under this Agreement, such Indemnified Person shall promptly notify the Company in writing; provided that failure by any Indemnified Person so to notify the Company shall not relieve the Company from any liability which the Company may have on account of this indemnity or otherwise to such Indemnified Person, except to the extent the Company shall have been prejudiced by such failure. The Company shall, if requested by the Placement Agent, assume the defense of any such Action including the employment of counsel reasonably satisfactory to the Placement Agent, which counsel may also be counsel to the Company. Any Indemnified Person shall have the right to employ separate counsel in any such Action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company has failed promptly to assume the defense and employ counsel or (ii) the named parties to any such Action include such Indemnified Person, and such Indemnified Person shall have been advised in the opinion of counsel that there is a conflict of interest that prevents such counsel from representing both the Company or another client of such counsel and such Indemnified Person. The Company shall not be liable for any settlement of any Action effected without its written consent (which shall not be unreasonably withheld). In addition, the Company shall not, without the prior written consent of the Placement Agent (which shall not be unreasonably withheld), settle, compromise or consent to the entry of any judgment in or otherwise seek to terminate any pending or threatened Action in respect of which indemnification or contribution may be sought hereunder (whether or not such Indemnified Person is a party thereto) unless such settlement, compromise, consent or termination includes an unconditional release of each Indemnified Person from all Liabilities arising out of such Action for which indemnification or contribution may be sought hereunder. The indemnification required hereby shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

(c)          In the event that the foregoing indemnity is unavailable to an Indemnified Person other than in accordance with this Agreement, the Company shall contribute to the Liabilities and Expenses paid or payable by such Indemnified Person in such proportion as is appropriate to reflect (i) the relative benefits to the Company, on the one hand, and to the Placement Agent and any other Indemnified Person, on the other hand, of the matters contemplated by this Agreement or (ii) if the allocation provided by the immediately preceding clause is not permitted by applicable law, not only such relative benefits but also the relative fault of the Company, on the one hand, and the Placement Agent and any other Indemnified Person, on the other hand, in connection with the matters as to which such Liabilities or Expenses relate, as well as any other relevant equitable considerations; provided that in no event shall the Company contribute less than the amount necessary to ensure that all Indemnified Persons, in the aggregate, are not liable for any Liabilities and Expenses in excess of the amount of fees actually received by the Placement Agent pursuant to this Agreement. For purposes of this paragraph, the relative benefits to the Company, on the one hand, and to the Placement Agent on the other hand, of the matters contemplated by this Agreement shall be deemed to be in the same proportion as (a) the total value paid or contemplated to be paid to or received or contemplated to be received by the Company in the transaction or transactions that are within the scope of this Agreement, whether or not any such transaction is consummated, bears to (b) the fees paid to the Placement Agent under this Agreement. Notwithstanding the above, no person guilty of fraudulent misrepresentation within the meaning of Section 1 1(f) of the Securities Act, as amended, shall be entitled to contribution from a party who was not guilty of fraudulent misrepresentation.

(d)          The Company also agrees that no Indemnified Person shall have any liability (whether direct or indirect, in contract or tort or otherwise) to the Company for or in connection with advice or services rendered or to be rendered by any Indemnified Person pursuant to this Agreement, the transactions contemplated hereby or any Indemnified Person's actions or inactions in connection with any such advice, services or transactions except for Liabilities (and related Expenses) of the Company that have resulted primarily from such Indemnified Person's gross negligence, bad faith or willful misconduct in connection with any such advice, actions, inactions or services.

(e)          The reimbursement, indemnity and contribution obligations of the Company set forth herein shall apply to any modification of this Agreement and shall remain in full force and effect regardless of any termination of, or the completion of any Indemnified Person's services under or in connection with, this Agreement.

Section 9. Representations and Indemnities to Survive Delivery.      The respective indemnities, agreements, representations, warranties and other statements of the Company or any person controlling the Company, of its officers, and of the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, or any of its or their partners, officers or directors or any controlling person, as the case may be, and will survive delivery of and payment for the Securities sold hereunder and any termination of this Agreement. A successor to a Placement Agent, or to the Company, its directors or officers or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Agreement.

Section 10. Notices. All communications hereunder shall be in writing and shall be mailed or hand delivered as follows:

If to the Placement Agent to:

Noble Financial Capital Markets

951 Yamato Road, Suite 210

Boca Raton, FL 33431

Attention: Francisco Penafiel

With a copy to (which shall not constitute notice):

Broad and Cassel

2 South Biscayne Blvd, 21st Floor

Miami, FL 33131

Attention: Carlos E. Loumiet

If to the Company:

Pershing Gold Corporation

1658 Cole Boulevard

Building 6, Suite 200

Lakewood, Colorado 80401

Attn: Stephen Alfers, President & CEO

With a copy to (which shall not constitute notice):

Davis Graham & Stubbs LLP

1550 Seventeenth Street, Suite 500

Denver, Colorado 80202

Attn: Deborah Friedman, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto, and to the benefit of the employees, officers and directors and controlling persons referred to in Section 8 hereof, and to their respective successors, and personal representative, and no other person will have any right or obligation hereunder.

Section 12. Partial Unenforceability. The invalidity or unenforceability of any section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 13. Governing Law Provisions. This Agreement shall be governed by the internal laws of the State of Florida, without regard to the conflict of laws principles thereof.

Section 14. General Provisions.

(a)          This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

(b)          The Company acknowledges that in connection with the offering of the Securities: (i) the Placement Agent has acted at arm's-length and owes no fiduciary duties to the Company or any other person, (ii) the Placement Agent owes the Company only those duties and obligations set forth in this Agreement and (iii) the Placement Agent may have interests that differ from those of the Company. The Company waives to the full extent permitted by applicable law any claims it may have against the Placement Agent arising from an alleged breach of fiduciary duty in connection with the offering of the Securities.

(c)          If, during a period of twelve (12) months following the termination of the Placement Agent’s exclusive engagement pursuant to Section 1(c) hereof, the Company engages in a financing transaction involving the sale or issuance of equity or debt securities (a “Subsequent Transaction”), the Company shall ask the Placement Agent to serve as one of the Company’s representatives in the Subsequent Transaction. If the Placement Agent participates as one of the Company’s representatives in the Subsequent Transaction, the Placement Agent shall be compensated with respect to the aggregate gross proceeds received from a sale of the securities offered in such transaction to any purchaser in such Subsequent Transaction that is listed on Exhibit B hereto, at the then applicable rate of compensation, without regard to whether such purchaser was introduced to the transaction by the Placement Agent. For the avoidance of doubt, this Section 14(c) shall survive termination of this Agreement.

(d)          This Agreement shall replace and supersede the Engagement Letter in all respects, and upon execution hereof the Engagement Letter shall be of no further force or effect.

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The foregoing Placement Agency Agreement is hereby confirmed and accepted as of the date first above written.

NOBLE FINANCIAL CAPITAL MARKETS

By:	/s/ Richard H. Giles
Name: Richard Giles
Title: Head of Investment Banking

PERSHING GOLD CORPORATION
a Nevada corporation

By:	/s/ Stephen D. Alfers
Name: Stephen D. Alfers
Title: President and Chief Executive Office

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